August 19, 1996





Bank of America National Trust and Savings
Association, as Administrative Agent, and the Lenders under the Credit Agreement referred to below

231 South LaSalle Street
Chicago, Illinois 60697
Attention: Michael T. Ernst


     Pursuant to the Amended and Restated Credit Agreement dated as of November 2, 1995 (the "Credit Agreement") among Life Re Corporation (the "Borrower"), various financial institutions and Bank of America National Trust and Savings Association, as Administrative Agent, this represents the Borrower's request to extend the Commitment Termination Date (as defined in the Credit Agreement) to January 5, 1999.

     Please indicate whether you consent to such extension of the Commitment Termination Date by signing the attached copy of this Extension Request in the space provided below and returning the same to the undersigned by October 1, 1996.


                                        Very truly yours,
                                        LIFE RE CORPORATION


                                        By: /s/ Chris C. Stroup
                                        Executive Vice President and
                                        Chief Financial Officer


Date: 11/6/96

ACCEPTS    yes
REJECTS

By: /s/Michael T. Ernst
Title: Vice President